UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2021

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 363-4900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ORBC	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation, on September 1, 2021 (the “Closing Date”), of the Merger (as defined below) with GI DI Orion Acquisition Inc, a Delaware corporation (“Parent” or “Orion”), pursuant to that certain Agreement and Plan of Merger, dated as of April 7, 2021 (as amended, modified or supplemented from time to time, the “Merger Agreement”) by and among Parent, ORBCOMM Inc., a Delaware corporation (the “Company”), and GI DI Orion Merger Sub Inc, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Under the Merger Agreement, Merger Sub was merged with and into the Company, with the Company continuing as the surviving company (the “Surviving Company”) as a wholly owned subsidiary of Parent (the “Merger”). Capitalized terms used but not otherwise defined herein have the meaning set forth in the Merger Agreement.

Item 1.01 Entry into a Material Definitive Agreement

On the Closing Date, Parent, Merger Sub, as the initial borrower prior to the Effective Time (as defined below), and the Company, as the borrower as of and after the Effective Time, entered into a credit agreement with Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, and the lenders party thereto (the “New Credit Agreement”). All obligations of the borrower under the New Credit Agreement are guaranteed by Parent, the Company and certain subsidiaries of the Company. Such guarantees are secured, subject to certain exceptions, on a first-priority basis by a pledge of all capital stock and assets of the guarantors.

Item 1.02. Termination of Material Definitive Agreement

In connection with the closing of the Merger, the Company repaid in full and terminated its Amended and Restated Credit Agreement, dated as of December 2, 2020, by and among the Company, the banks and other financial institutions from time to time party thereto, and JPMorgan Chase Bank, N.A., as the administrative agent.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The Merger became effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, each share of Company common stock, par value $0.01 per share (the “Common Shares”), issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares, Converted Shares and Dissenting Shares (collectively, the “Excluded Shares”)) was converted into the right to receive $11.50 per Share in cash (the “Common Stock Merger Consideration”), without interest, subject to applicable withholding taxes.

At the Effective Time, each share of Company series A convertible preferred stock, (the “Preferred Shares”, collectively with the Common Shares, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares) was cancelled and converted into the right to receive an amount equal to the sum of (1) the product of (x) the Common Stock Merger Consideration multiplied by (y) 1.66611, plus (2) an amount equal to (x) the number of Preferred Shares issuable in respect of any accrued and unpaid dividends thereon as of the Effective Time, multiplied by (y) the Common Stock Merger Consideration multiplied by (z) 1.66611, in cash (the “Preferred Stock Merger Consideration”, collectively with the Common Stock Merger Consideration, the “Merger Consideration”), without interest, subject to applicable withholding taxes.

At the Effective Time, unless otherwise agreed in writing with any individual holder of a restricted stock unit award, including any dividend equivalents accrued thereon (each, a “Company RSU Award”), each Company RSU Award, whether vested or unvested, that was outstanding immediately prior to the Effective Time and (i) was subject solely to time-vesting conditions became fully vested (to the extent unvested) as to any time-vesting conditions and nonforfeitable, and was cancelled and converted automatically into the right to receive an amount in cash equal to the Common Stock Merger Consideration for each share of Common Stock subject to such Company RSU Award or (ii) was subject to performance-based vesting or other performance-based lapse restrictions became vested and nonforfeitable with respect to a number of shares of Common Stock subject to such Company RSU Award calculated based on target level of performance, and was cancelled and converted automatically into the right to receive an amount in cash equal to the Common Stock Merger Consideration for each vested share of Common Stock subject to such Company RSU Award, in each case, subject to applicable tax withholding.

At the Effective Time, unless otherwise agreed in writing with any individual holder of a stock appreciation right award (each, a “Company SAR Award”), each Company SAR Award, whether vested or unvested, that was outstanding and unexercised immediately prior to the Effective Time became fully vested (to the extent unvested) and converted into the right to receive an amount in cash equal to the product of (i) the excess of the Common Stock Merger Consideration over the grant price per share of Common Stock of such Company SAR Award, multiplied by (ii) the total number of shares of Common Stock subject to such Company SAR Award, subject to applicable tax withholding. Any Company SAR Award that had a grant price per share of Common Stock that was greater than or equal to the Common Stock Merger Consideration was, as of the Effective Time, cancelled for no consideration.

At the Effective Time, each Company market performance unit award (each, a “Company MPU Award”) outstanding immediately prior to the Effective Time became vested and nonforfeitable with respect to all or a portion of such Company MPU Award, with such portion calculated based on the greater of (i) achievement of the applicable performance goal as calculated based on the Common Stock Merger Consideration and (ii) the achievement of the applicable performance goal assuming target level achievement (as applicable, the “Achievement Percentage”), and such Company MPU Award was cancelled and converted automatically into the right to receive an amount in cash equal to the payout amount determined under the applicable award agreement based on the Achievement Percentage as applied to the applicable tranche of Company MPU Award, subject to applicable tax withholding.

The Merger Consideration and related fees and expenses were funded through a combination of equity contributions from funds advised by GI Partners and separate co-investment vehicles of the funds as well as proceeds from debt financing.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 12, 2021 and is incorporated by reference into this Item 2.01.

The information set forth in the Introductory Note and the disclosure regarding the Merger and Merger Agreement under Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting for Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the NASDAQ Global Select Market (“NASDAQ”) that the Certificate of Merger had been filed with the Secretary of State of the State of Delaware and that, at the Effective Time, each share of Common Stock (other than the Excluded Shares) was converted into the right to receive the Merger Consideration. In addition, the Company requested that NASDAQ delist the Common Stock, and as a result, trading of the Common Stock, which trades under the ticker symbol “ORBC” on NASDAQ, was suspended prior to the opening of trading on NASDAQ on September 1, 2021. The Company also requested that NASDAQ file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Common Stock from NASDAQ and the deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed on NASDAQ.

In addition, the Company intends to file a certification on Form 15 with the SEC, requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Common Stock.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

At the Effective Time, as a result of the Merger, each holder of Shares issued and outstanding immediately prior to the Effective Time ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration (except in the case of Excluded Shares).

The information set forth in the Introductory Note and under Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Change in Control of Registrant.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of funds advised by GI Partners.

To complete the Merger and related transactions, Parent has used funds in an amount up to approximately $1.1 billion, which was funded through equity contributions by funds advised by GI Partners and a separate co-investment vehicle of the funds and proceeds from debt financing.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, pursuant to the terms of the Merger Agreement, Jerome B. Eisenberg, Marc Eisenberg, Marco Fuchs, Denise Gibson, Karen Gould, Timothy Kelleher and John Major, comprising all of the members of the board of directors, resigned from the board of directors of the Company and any committee of the board of directors of the Company. Pursuant to the Merger Agreement, at the Effective Time, the directors of Merger Sub immediately prior to the Effective Time, Mark Prybutok and Jerry Stapp, became the directors of the Company.

In connection with the Merger, Marc Eisenberg, the Company’s Chief Executive Officer, entered into an amendment to his employment agreement (the “Employment Agreement”), which provides that Mr. Eisenberg will be eligible to receive the severance payments provided for under his Employment Agreement in the event that Mr. Eisenberg’s employment with the Company is terminated at any time following the Closing Date by the Company without “cause” or by Mr. Eisenberg for certain “good reason” events specified in the Employment Agreement.

GI DI Orion Parent LP (“Orion Parent”), an affiliate of Parent, established a 2021 management incentive equity plan (the “MIEP”) pursuant to which Orion Parent will grant profits interests to certain members of the Company’s management team, including Mr. Eisenberg, subject to achievement of certain time and performance vesting requirements.

Orion Parent and GI DI Orion Intermediate Inc, a Delaware corporation (“Intermediate”) entered into a rollover agreement with Mr. Eisenberg, pursuant to which Mr. Eisenberg contributed, immediately prior to the Effective Time, a total of 347,827 Common Shares to Intermediate in exchange for a number of shares of common stock in Intermediate with an aggregate value of $4,000,010.50 (the “Intermediate Shares”), in lieu of Mr. Eisenberg’s receipt of Common Stock Merger Consideration in respect of such Common Shares. Then, immediately following the occurrence of the foregoing exchange but prior to consummation of the Merger, Mr. Eisenberg contributed the Intermediate Shares to Orion Parent in exchange for Class A common units in Orion Parent with an aggregate value of $4,000,010.50.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Merger Agreement, the certificate of incorporation and bylaws of Merger Sub in effect immediately prior to the Effective Time became the certificate of incorporation and form of the bylaws of the Surviving Company at the Effective Time. A copy of such certificate of incorporation and bylaws are attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On the Closing Date, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

2.1	Merger Agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 12, 2021, is incorporated herein by reference.

3.1	Amended and Restated Certificate of Incorporation of GI DI Orion Merger Sub Inc.

3.2	Bylaws of GI DI Orion Merger Sub Inc.

99.1	Press Release Announcing the Completion of the Merger

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By:	/s/ Christian Le Brun
	Name:	Christian Le Brun
	Title:	Executive Vice President,
Chief Legal and Human Resources Officer

Date: September 1, 2021

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